UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2002 Summit Boulevard
6th Floor
Atlanta, Georgia
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Ocwen Financial Corporation (“Ocwen”) intends to use the materials furnished herewith, in whole or in part, in one or more meetings with investors and analysts, including presentations at the 2012 Sterne Agee Financial Institutions Investor Conference on February 13, 2012 and the Deutsche Bank 2012 Small and Mid Cap Conference on February 15, 2012. A copy of Ocwen’s slide presentation for such conferences is attached as Exhibit 99.1 hereto.  Such slide presentation shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) – (c) Not applicable.

(d) Exhibits:

99.1           Ocwen Financial Corporation Slide Presentation dated February 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCWEN FINANCIAL CORPORATION

By: /s/ John P. Van Vlack
John P. Van Vlack
Executive Vice President, Chief Financial Officer and Chief Accounting Officer
(On behalf of the Registrant and as its principal financial officer)

Date: February 13, 2012